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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 2006


                             ARMOR ENTERPRISES INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


          Florida                  000-32249                     65-0853784
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


         201 Lomas Santa Fe, Suite #420, Solana Beach,CA    92075
          (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (858) 720.0354


                      ------------------------------------
         (Former name, or former address, if changed since last report)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 26, 2006, Armor Electric, Inc., a Florida corporation (the "Company"), and various purchasers (the "Purchasers") closed a private placement transaction pursuant to section 4(2) of the SECURITIES ACT, and Rule 506 thereof, and six agreements between the Company and each of the Purchasers. The six agreements were a Securities Purchase Agreement, a Registration Rights Agreement, a Secured Convertible Debenture Agreement, a Common Stock Purchase Warrants Agreement, a Security Agreement and A Subsidiary Guarantee Agreement (the "Agreements"). These agreements are included as exhibits to this form.

The Company sold debentures and warrants to the Purchasers. The Closings shall take place in three stages. The first Closing shall be for up to $215,000 aggregate cash Subscription Amounts and shall occur within 5 Trading Days of effective date of the Agreements. The second Closing shall be for up to $150,000 aggregate cash Subscription Amounts and shall occur on or before the 5th Trading Day following the later of the date of the Registration Statement required to be filed with the Securities Exchange Commission and the date that the Company presents the Purchasers with reasonable proof that the BIMO Order, indicated in the Agreements, has been achieved. The third Closing shall be for up to $235,000 aggregate cash Subscription Amounts and shall occur on or before the 5th Trading Day following the effective date of the Registration Agreement. As to the First Closing, a Warrant registered in the name of such Purchaser to purchase up to the number of shares of Common Stock of the Company equal to 100% of such Purchaser's Principal Amount applicable to the First Closing divided by $0.12, with an exercise price equal to $0.16; As to the Second Closing, a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser's Principal Amount applicable to the Second and Third Closing divided by $0.12, with an exercise price to $0.16. The debentures have an original issue discount of 33% and are subject to interest of 3% plus prime rate. They are convertible into common shares at a price of 12 cents per share, subject to adjustment.

Item 8.01  Other Information

On April 24, 2006, the Company announced funding obtained for completion of Mexico City Taxi Cab Project. The press release, issued by the Company, announcing this event is attached as an exhibit to this form.

Item 9.01 Financial Statements and Exhibits Exhibit

10.1     Securities Purchase Agreement
10.2     Registration Rights Agreement
10.3     Secured Convertible Debenture
10.4     Common Stock Purchase Warrants
10.5     Security Agreement
10.6     Subsidiary Guarantee
99.1     Press Release dated April 24, 2006, Armor Electric, Inc.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARMOR ELECTRIC INC.


Date:  April 27, 2006
                                             /s/ Merrill Moses
                                             -----------------------------------
                                             Merrill Moses, President